BABSON
VALUE
FUND

Annual Report
November 30, 1996

JONES & BABSON
MUTUAL FUNDS

MESSAGE
TO OUR SHAREHOLDERS

Babson Value Fund completed its twelfth full fiscal year on November 30, 1996. In fiscal 1996, the Fund's total return (price change and reinvested distributions) was 24.91%. This compared favorably with the 23.79% return for our "growth and income" peer group in Lipper's Mutual Fund Performance Analysis. The stock market, buoyed by earnings that were stronger than generally anticipated and a relatively sanguine interest rate and inflation environment, confounded most prognosticators. This increase was driven by strength in large capitalization growth stocks.

Longer term comparisons with our peers in the Lipper and Morningstar databases are included in the summaries below. The table shows the consistency of the longer term record of the Fund. For the three, five and ten-year periods the Fund's total returns placed it in the top quartile of its peer group in both databases. The five-year record was particularly strong...well within the top 5%. For the fiscal year the "growth style" remained in vogue, extending its period of dominance to over three years. Although we were not in the favored style, our one year rank against our peers was in the top half.

Babson Value Fund

                                        1 Year    3 Years   5 Years   10 Years    1 Year    3 Years   5 Years   10 Years
Comparison with all                     11/30/95  11/30/93  11/30/91  11/30/86    12/31/95  12/31/93  12/31/91  12/31/86
Lipper Growth & Income Funds               to        to        to        to          to        to        to        to
                                        11/30/96  11/30/96  11/30/96  11/30/96    12/31/96  12/31/96  12/31/96  12/31/96
Babson Value Fund Total Return          24.91%    19.91%    20.82%    14.31%      22.74%    18.34%    18.64%    14.56%
Lipper Growth & Income Funds
  Average Total Return                  23.79%    17.52%    16.33%    13.12%      20.78%    16.21%    13.99%    13.24%
BVF Rank among Lipper
  Growth & Income Funds                 213       51        6         27          148       64        9         25
# of Lipper Growth & Income Funds       515       315       210       122         522       329       212       123
Babson Value Fund Percentile, Top       41%       16%       3%        22%         28%       19%       4%        20%

Source: Lipper Analytical Securities Corporation

                                        1 Year    3 Years   5 Years   10 Years    1 Year    3 Years   5 Years   10 Years
Comparison with all                     11/30/95  11/30/93  11/30/91  11/30/86    12/31/95  12/31/93  12/31/91  12/31/86
Morningstar Growth & Income Funds          to        to        to        to          to        to        to        to
                                        11/30/96  11/30/96  11/30/96  11/30/96    12/31/96  12/31/96  12/31/96  12/31/96
Babson Value Fund Total Return          24.91%    19.91%    20.82%    14.31%      22.74%    18.34%    18.64%    14.56%
Morningstar Growth & Income Funds
  Average Total Return                  24.32%    17.62%    16.03%    12.56%      20.96%    16.39%    13.58%    12.65%
BVF Rank among Morningstar
  Growth & Income Funds                 235       79        5         26          118       94        8         24
# of Morningstar Growth & Income Funds  501       325       205       117         504       331       209       121
Babson Value Fund Percentile, Top       47%       24%       2%        22%         23%       28%       4%        20%

Source: Morningstar, Inc.

Note:	All returns for periods of longer than one year are compound annual rates.
All returns for Babson Value Fund are net of all fees and expenses.
Returns for the growth and income averages are net of fees and expenses, but do not include the impact of sales charges.
Morningstar includes S&P 500 index funds in its Growth & Income Fund category, while Lipper has a separate category for index funds.

The strong long-term record has continued to attract more investors. The number of shareholders (outside those whose shares are held in brokerage accounts) has increased to over 25,000, while net assets have surged from $293.4 million a year ago to $764.0 million as of the end of our fiscal year, an increase of 160%.

In the latest fiscal year, per share net asset value increased from $31.78 to $38.65. In December 1995, the Fund paid an ordinary income dividend distribution of $0.1671 and a long-term capital gain distribution of $0.3395, followed by quarterly income dividends of $0.12 in March, $0.12 in June and $0.13 in September. Total distributions in the fiscal year amounted to $0.8766 per share. Net investment income was 1.63% of average net assets for the year.

The growth in assets resulted in a slight reduction in our expense ratio to 0.96% of average net assets. The average expense ratio for the growth and income category as reported in Morningstar Mutual Funds increased slightly to 1.26%. In addition to that, the average 12b-1 charge is 0.34% and, of course many of the other funds in the category have some form of sales charges or "loads." Babson Value Fund has neither 12b-1 or sales charges.

In December 1996, the Fund made its final distributions of the calendar year. An ordinary income dividend of $0.298, and long-term capital gain of $0.436 per share, totaled $0.734. Those shareholders who elected to reinvest their distributions received their additional shares at a price of $38.04 per share. For corporate shareholders, 69.08% of ordinary income distributions qualify for the corporate dividends received deduction.

We welcome the new investors who have joined us in the past year, and we look forward to continuing our efforts to provide all our shareholders with consistent, favorable returns in the future.

Sincerely,

/s/Larry D. Armel
Larry D. Armel
President


PORTFOLIO REVIEW

Babson Value Fund is a no-load mutual fund which seeks long-term growth of capital and income by investing in a diversified portfolio of common stocks which are considered to be undervalued in relation to earnings, dividends and/or assets. The Fund may be considered "contrarian" in nature in that the portfolio will typically include shares of companies that are relatively unpopular and out-of-favor with general investors.

We opened last year's annual report with a discussion of the market's style preferences between "value" and "growth." We observed that the growth style had been favored by the market for the prior two years. The bad news is that the style preference continued (among large capitalization stocks) for a third consecutive year through the end of September, 1996. The good news is that three years is the longest time that one style has remained in favor without significant interruption since the start of these indices at the beginning of 1975, and that the last calendar quarter of 1996 saw three consecutive months favoring value. The chart to the right shows the ebbs and flows of the two styles since the prior trough for the value style in December of 1991. A rising line indicates that value was in style, while a falling line shows periods when investors preferred growth.

No one can reliably predict when the market's preference will shift back to value for a sustained period, but there are factors that may indicate it is time for a change. The high absolute level of the market, and the length of time since the last significant correction may rekindle investors' appreciation of the lower risk or volatility that is a characteristic of the value style. In 1996, the continued preference for stocks with growth characteristics was focused on large capitalization issues while value was favored among small-and mid-cap stocks last year. The market's fascination with high quality growth issues has driven shares of Coca Cola and Gillette to price/earnings ratios of 42 and 39 on trailing earnings, respectively. These multiples appear quite full relative to the consensus estimates of their long term rate of earnings growth in the future. The valuation gulf between these market leaders and the average P/E multiple of the companies in the Fund, currently 16, has grown too wide in our opinion.

The chart to the right shows the economic sectors sorted from top to bottom in the order of their returns (shown by the top bar) for the year. The weights of each sector in the S&P 500 and in the Value Fund portfolio are shown by the middle and bottom bar in each sector. The portfolio benefitted by being significantly overweight in financial stocks relative to the market. This helped to offset the negative impact of the holdings in basic materials, retail and consumer cyclical companies. Although we were only slightly under the S&P weight in technology, the sector with the highest returns for our fiscal year, we were not invested in the "high-tech" chip, networking and internet stocks that produced most of the fireworks in a powerful rebound from the correction they experienced in the second half of 1995.

Portfolio turnover was low at 11% during the year. Part of the reason for this was the continued strong flow of new capital into the Fund. Our policy is to keep portfolio holdings equally weighted. When cash flow is static, this results in sales of portions of holdings that run up in size to provide funds to purchase more shares of the holdings that are temporarily lagging. With strong cash flow most of the rebalancing is accomplished by putting the new money in the smallest holdings. The other reason is that the market was strong for the whole year and portfolio holdings that moved up in valuation maintained their relative strength compared to the S&P 500. Our policy is to continue to hold fully valued stocks as long as their relative strength is intact.

As has usually been the case, we again benefitted from a merger announcement. PHH, a company we first acquired at prices in the high teens in 1994, became the subject of an offer from HFS, Inc. at $49.50. IBM and Chase Manhattan continued to produce handsome returns for us with gains of 66% and 59%, respectively. Six other holdings chipped in with returns of 40-50%. They were Allstate, National City, Reebok, duPont, First Bank System and last year's loser, K mart.

Apple Computer headed the list of disappointments for 1996, joined by KLM Royal Dutch Airlines, Overseas Shipholding and Hanson PLC. Each is selling below, or just above book value. Apple continues to have production and marketing problems which the new management is hard at work to diagnose and cure. They have announced a merger with Next, a company founded by Steve Jobs, an original Apple founder, who is coming back to help improve the operating system, which even now is considered by many to be superior to Microsoft's Windows. Although the company still has significant problems to work out, it appears to be in decent financial shape with $1.8 billion in cash. Hanson and KLM are selling at very low multiples of earnings. Hanson is in the midst of breaking itself into four companies. The spin-offs of Millennium Chemicals and Imperial Tobacco have already occurred, and the last piece is expected to occur in February when the energy company is separated from the building operations. We have sold the Imperial Tobacco, and expect to retain the other pieces for a while in order to realize their expected higher values.

Companies which were eliminated from the portfolio this year were Guidant, Eli Lilly, Shared Medical Systems, Imperial Tobacco and Huffy. The first three were successful investments which we sold at substantial profits. Imperial Tobacco produced a loss, but we did not think holding the shares was likely to prove rewarding after the spin-off from Hanson. Huffy had been depressed because of competition from China with its low labor costs. The stock rebounded so we were able to sell at a small gain, and we were not able to maintain the company in the portfolio at full size because of its small market capitalization, our growing size and our policy of not owning more than 5% of a company's shares.

The portfolio continues to have very attractive valuation characteristics. Based on estimated earnings for 1997, the average P/E ratio was 13.6 at our year end, and the average price to book value ratio was 2.0. These values compare favorably with ratios of 17.6 and 3.3, respectively for the S&P 500 stock index. Before expenses, the gross yield of the portfolio is slightly higher than the market index. We have continued to produce higher returns than average for our peer group of growth and income funds with lower risk. Our low turnover and asset growth, combined with our attention to the tax consequences to our taxable shareholders of investment changes, have combined to result in high marks from outside reviewers for tax efficiency. Lastly, our expense ratio of 0.96% continues to be lower than the average expense ratio of 1.28% for the growth and income category as reported in Morningstar, Inc. and we have no loads of any kind, and no 12b-1 charge.

David L. Babson & Co. Inc.

GRAPH -- Value Style vs. Growth Style of Investing
S&P/BARRA Value Index divided
by S&P/BARRA Growth Index

GRAPH -- Sector Weights and Returns
11/30/95 - 11/30/96

PORTFOLIO REVIEW

GRAPH -- Babson Value Fund versus S&P 500

Babson Value Fund's average annual compounded total returns for one, five and ten year periods as of November 30, 1996, were 24.91%, 20.82% and 14.31%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


STATEMENT OF NET ASSETS
November 30, 1996

    S&P                                                                                      MARKET VALUE
    RANKING**   SHARES  COMPANY                                      COST                    (NOTE 1-A)
COMMON STOCKS - 93.12%

AEROSPACE - 4.31%
        B+      192,000 Boeing Co.                                   $  12,893,195           $  19,080,000
        NR      152,886 Lockheed Martin Corp.                            9,466,554              13,855,294
                                                                        22,359,749              32,935,294

AIRLINES - 2.38%
	NR	695,000	KLM Royal Dutch Airlines			19,917,939		18,156,875

BANKS - 9.67%
        B       192,000 Chase Manhattan Corp.                            8,954,805              18,144,000
        B       261,000 First Bank System, Inc.                         12,089,779              19,020,375
        A-      398,000 National City Corp.                             12,204,569              18,457,250
        B+       64,033 Wells Fargo & Co.                               10,841,399              18,225,393
                                                                        44,090,552              73,847,018

CHEMICALS - 2.36%
	B+	191,000	duPont (E.I.) deNemours & Co.			13,208,929		18,001,750

COMPUTER SOFTWARE - 2.40%
        B       425,000 United Healthcare Corp.                         14,537,584              18,328,125

COMPUTER SYSTEMS - 4.79%
        B       689,900 Apple Computer Inc.                             18,103,675              16,643,837
        B-      125,000 International Business Machines Corp.           11,198,700              19,921,875
                                                                        29,302,375              36,565,712

CONSUMER PRODUCTS - 4.68%
	NR	539,428	Grand Metropolitan PLC, ADR			14,589,095		17,194,267
	B+	489,000	Reebok International Ltd.			15,004,454		18,582,000
                                                                        29,593,549              35,776,267

DIVERSIFIED - 4.48%
        B       547,500 Dana Corp.                                   $  16,566,226           $  17,040,938
        NR    1,286,000 Hanson PLC, ADR                                  3,875,073               8,680,500
        NR      281,500 Imperial Tobacco Group PLC*                      5,212,062               3,580,596
        NR      137,418 Martin Marietta Materials, Inc.                  1,681,761               3,229,323
        NR       80,427 Millennium Chemicals, Inc.*                      9,372,386               1,658,807
                                                                        36,707,508              34,190,164

ENVIROMENTAL CONTROL - 2.23%
        B+    1,074,600  Safety-Kleen Corp.                             16,591,278              17,059,275

FINANCIAL SERVICES - 12.15%
        B       351,000 American Express Co.                            13,442,036              18,339,750
        B+      392,000 Salomon Inc.                                    15,537,630              17,885,000
        NR      455,900 Student Loan Corp.                              13,281,783              17,609,138
	A	211,900	Student Loan Marketing Assn.			11,589,551		20,368,887
        B       235,000 Transamerica Corp.                              15,020,767              18,653,125
                                                                        68,871,767              92,855,900

FOREST PRODUCTS AND PAPER - 6.98%
        B+      391,000 Potlatch Corp.                                  15,918,761              17,301,750
        B+      395,000 Weyerhaeuser Co.                                17,172,758              18,170,000
	B+	263,000	Willamette Industries, Inc.			14,286,430		17,884,000
                                                                        47,377,949              53,355,750

HEALTH - 2.35%
        B-      803,300 Tenet Healthcare*                               14,582,560              17,973,837

INSURANCE - 7.24%
        B-      255,000 Aetna Inc.                                      15,831,915              18,391,875
        NR      319,000 Allstate Corp.                                  10,819,175              19,219,750
        A       105,000 General Re Corp.                                14,028,757              17,718,750
                                                                        40,679,847              55,330,375

OFFICE EQUIPMENT AND SUPPLIES - 4.96%
        A       560,000 Wallace Computer Services, Inc.              $  12,814,900            $ 19,600,000
        B-      372,000 Xerox Corp.                                     15,364,129              18,274,500
                                                                        28,179,029              37,874,500

PETROLEUM - 4.93%
        B+      135,000 Atlantic Richfield Co.                          15,496,741              18,781,875
	A	111,000	Royal Dutch Petroleum Co. 			14,599,948		18,856,125
                                                                        30,096,689              37,638,000

PROFESSIONAL SERVICES - 4.33%
        A       944,100 ABM Industries, Inc.                            12,808,897              16,285,725
        A       375,000 PHH Corp.                                        9,215,827              16,828,125
                                                                        22,024,724              33,113,850

RETAIL - 8.57%
        B+      337,000 Harcourt General, Inc.                          13,891,138              18,408,625
        B+    1,068,200 K mart Corp.                                    9,710,117               11,883,725
        B+      324,258 Penney (J.C.) Co., Inc.                         15,527,237              17,428,867
        B       356,000 Sears, Roebuck & Co.                            13,465,427              17,711,000
                                                                        52,593,919              65,432,217

TRANSPORTATION - 2.12%
        B-    1,013,000 Overseas Shipholding Group, Inc.                18,538,399              16,208,000

UTILITIES - 2.19%
        B       424,000 Texas Utilities Co.                             15,712,150              16,748,000

TOTAL COMMON STOCKS - 93.12%                                           564,966,496             711,390,909

CONVERTIBLE PREFERRED STOCK - 0.62%
		 94,300	K mart Financing,
                        7.750% trust cv. pfd.                            4,476,570               4,750,363
</TABEL>


                                                                                             MARKET VALUE
FACE AMOUNT    DESCRIPTION                                           COST                    (NOTE 1-A)
SHORT-TERM CORPORATE NOTES - 5.63%

$  2,000,000   Ford Motor Credit Co.,
                 5.25%, due December 4, 1996                         $   2,000,000           $   2,000,000
   8,000,000   Ford Motor Credit Co.,
                 5.26%, due December 11, 1996                            8,000,000               8,000,000
   2,000,000   General Electric Credit Corp.,
                 5.33%, due December 11, 1996                            2,000,000               2,000,000
   5,000,000   General Electric Credit Corp.,
                 5.25%, due December 18, 1996                            5,000,000               5,000,000
   3,000,000   General Electric Credit Corp.,
                 5.26%, due December 31, 1996                            3,000,000               3,000,000
  10,000,000   General Motors Acceptance Corp.,
                 5.31%, due December 23, 1996                           10,000,000              10,000,000
   8,000,000   Sears Roebuck Acceptance Corp.,
                 5.27%, due December 4, 1996                             8,000,000               8,000,000
   5,000,000   Sears Roebuck Acceptance Corp.,
                 5.30%, due December 18, 1996                            5,000,000               5,000,000

TOTAL SHORT-TERM CORPORATE NOTES - 5.63%                                43,000,000              43,000,000

REPURCHASE AGREEMENT - 0.47%
   3,620,000   UMB Bank, n.a., 5.30%, due December 2, 1996
                 (Collateralized by $3,462,577 U.S. Treasury Notes,
                 7.75%, due January 13, 2000)                            3,620,000               3,620,000

TOTAL INVESTMENTS - 99.84%                                           $ 616,063,066             762,761,272

Other assets less liabilities - 0.16%                                                            1,229,368

TOTAL NET ASSETS - 100.00%
	(equivalent to $38.65 per share; 50,000,000 shares of $1.00 par
        value capital shares authorized; 19,768,062 shares outstanding)                      $ 763,990,640

For federal income tax purposes, the identified cost of investments owned at November 30, 1996, was $617,069,807.

Net unrealized appreciation for federal income tax purposes was $145,691,465, which is comprised of unrealized appreciation of $161,399,080 and unrealized depreciation of $15,707,615.

*Securities on which no cash dividends were paid during the preceding year.

**Standard & Poor's rankings are derived from statistical measurements of past earnings and dividend stability and growth.
NR - indicates no ranking is available. Rankings are not covered by the report of independent auditors.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS
AND LIABILITIES
November 30, 1996

ASSETS:
  Investments in securities:
    Common stocks, at market value (identified cost $564,966,496)               $ 711,390,909
    Convertible preferred stock, at market value (identified cost $4,476,570)       4,750,363
    Short-term corporate notes, at cost - approximates market value                43,000,000
    Repurchase agreement, at cost - approximates market value                       3,620,000
      Total investments                                                           762,761,272

  Dividends receivable                                                              1,486,020
  Interest receivable                                                                  46,679
      Total assets                                                                764,293,971

LIABILITIES AND NET ASSETS:
  Cash overdraft                                                                      303,331
      Total liabilities                                                               303,331

NET ASSETS                                                                      $ 763,990,640

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                                   $ 595,702,930
  Accumulated undistributed income:
    Undistributed net investment income                                            10,210,066
    Undistributed net realized gain on investment transactions                     11,379,438
  Net unrealized appreciation in value of investments                             146,698,206

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $ 763,990,640

Capital shares, $1.00 par value
  Authorized                                                                       50,000,000

  Outstanding                                                                      19,768,062

NET ASSET VALUE PER SHARE                                                             $ 38.65

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 1996

INVESTMENT INCOME:
  Income:
    Dividends                                                                   $  10,874,813
    Interest                                                                        1,712,888
                                                                                   12,587,701
  Expenses (Note 2):
    Management fees                                                                 4,586,127
    Registration fees and expenses                                                     73,550
                                                                                    4,659,677
      Net investment income (Note 1-B)                                              7,928,024

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from investment transactions
    (excluding maturities of short-term commercial notes
    and repurchase agreements):
    Proceeds from sales of investments                                             48,808,308
    Cost of investments sold                                                       37,395,163
      Net realized gain from investment transactions                               11,413,145

  Unrealized appreciation of investments:
    Beginning of year                                                              49,773,134
    End of year                                                                   146,698,206
      Unrealized appreciation of investments during the year                       96,925,072
      Net gain on investments                                                     108,338,217
      Increase in net assets resulting from operations                          $ 116,266,241

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS
For The Two Years Ended November 30, 1996

                                                                                  1996                    1995
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                                           $   7,928,024           $   4,230,069
  Net realized gain from investment transactions                                     11,413,145               3,229,264
  Unrealized appreciation of investments during the year                             96,925,072              45,123,545
    Net increase in net assets resulting from operations                            116,266,241              52,582,878
Net equalization included in the price of
  shares issued and redeemed                                                          4,618,188               1,782,297

DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                                              6,907,769)             (3,843,830)
  Net realized gain from investment transactions                                    (3,264,428)             (2,881,610)
    Total distributions to shareholders                                            (10,172,197)             (6,725,440)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                                         454,682,447             160,790,293
  Net asset value of shares issued for
    reinvestment of distributions                                                     7,433,742               5,928,779
                                                                                    462,116,189             166,719,072
  Cost of shares repurchased                                                      (102,196,414)            (40,566,129)
    Net increase from capital share transactions                                    359,919,775             126,152,943
      Total increase in net assets                                                  470,632,007             173,792,678

NET ASSETS:
  Beginning of year                                                                 293,358,633             119,565,955
  End of year (including undistributed net
    investment income of $10,210,066 in 1996
    and $4,571,623 in 1995)                                                       $ 763,990,640           $ 293,358,633

*Shares issued and repurchased:
  Number of shares sold                                                              13,320,263               5,705,141
  Number of shares issued for reinvestment
    of distributions                                                                    225,544                 225,453
                                                                                     13,545,807               5,930,594
  Number of shares repurchased                                                      (3,008,074)             (1,446,569)
    Net increase                                                                     10,537,733               4,484,025
**Distributions to shareholders:
  Income dividends per share                                                             $ .532                   $ .60
  Capital gains distribution per share                                                  $ .3446                 $ .6036

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks and bonds traded on a national securities exchange are valued at the latest sales price, or if no sale was reported on that date, the mean between the closing bid and asked price is used.
Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors.

B. Federal and State Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal or state tax is required. The Fund has designated $3,216,098 as capital gain dividends.

C. Equalization - The Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

2. MANAGEMENT FEES:

Management fees were paid to Jones & Babson, Inc. at the rate of .95 of 1% per annum of the average daily net asset value of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the year ended November 30, 1996 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:
	Purchases		$  380,213,773
        Proceeds from sales         48,808,308


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital stock outstanding throughout each year.

                                                                  Years Ended November 30,
                                                        1996      1995      1994      1993      1992
Net asset value, beginning of year                      $ 31.78   $ 25.19   $ 25.36   $ 22.24   $ 18.74

  Income from investment operations:
    Net investment income                               .553      .589      .562      .543      .649
    Net gains or losses on securities
      (both realized and unrealized)                    7.194     7.205     .577      3.932     3.565
  Total from investment operations                      7.747     7.794     1.139     4.475     4.214

  Less distributions:
    Dividends from net investment income                (.532)    (.60)     (.398)    (1.030)   (.714)
    Distributions from capital gains                    (.345)    (.604)    (.911)    (.325)    -
  Total distributions                                   (.877)    (1.204)   (1.309)   (1.355)   (.714)
Net asset value, end of year                            $ 38.65   $ 31.78   $ 25.19   $ 25.36   $ 22.24

Total return                                            24.91%    32.07%    4.51%     21.13%    23.29%


Ratios/Supplemental Data

Net assets, end of year (in millions)                   $ 764     $ 293     $ 120     $  42     $  34
Ratio of expenses to average net assets                 .96%      .98%      .99%      1.00%     1.01%
Ratio of net investment income to average net assets    1.63%     2.12%     2.32%     2.34%     3.10%
Portfolio turnover rate                                 11%       6%        14%       26%       17%
*Average commission paid per equity share traded        $ .0548   -         -         -         -


*Disclosure required for fiscal years beginning after September 1, 1995.

See accompanying Notes to Financial Statements.


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of Babson Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of net assets, of Babson Value Fund, Inc., as of November 30, 1996, the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Babson Value Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Kansas City, Missouri
December 27, 1996


This report has been prepared for the information of the Shareholders of Babson Value Fund, Inc. and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Babson Funds are offered only by the Prospectus, a copy of which may be obtained from Jones &
Babson, Inc.


Equities

Growth Fund
Enterprise Fund*
Enterprise Fund II
Value Fund
Shadow Stock Fund
International Fund

Fixed Income

Bond Trust
Money Market Fund
Tax-Free Income Fund

* Closed to new investors.


JONES & BABSON
MUTUAL FUNDS

2440 Pershing Road
Kansas City, MO 64108-2561
816-471-5200

1-800-4-BABSON
(1-800-422-2766)

http://www.jbfunds.com



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